SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2010

ROSTOCK VENTURES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-144944	98-0514250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

(Address of principal executive offices)

619-399-3090

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Wade D. Huettel

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 5, 2010, M&K CPAS, PLLC (“MKC”) was appointed as the registered independent public accountant for Rostock Ventures Corp. (the “Registrant”), a Nevada corporation. On March 5, 2010, Malone & Bailey, LLP (“MB”), was dismissed as the registered independent public accountant for the Registrant. The decisions to appoint MKC and dismiss MB were approved by the Board of Directors of the Registrant on March 5, 2010.

During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period up through the date of dismissal, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused MB to make reference thereto in its report on the Registrants financial statements for such years. Further, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B occurring within the Registrant's two most recent fiscal years and the subsequent interim period up through the date of dismissal.

The audit report of MB for the financial statements of the Registrant as of December 31, 2008, which audit report also includes the financial statements as of December 31, 2007, contained a separate paragraph stating:

"The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liabilities in the ordinary course of business. Operating losses have been incurred each year since inception, resulting in an accumulated deficit of $114,868 at December 31, 2008. This condition raises substantial doubt about Rostock’s ability to continue as a going concern. Currently, management is attempting to raise further capital to fund these losses; however, no assurance can be given as to the success of these efforts."

"The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary if the Company is unable to continue as a going concern."

During the Registrant's two most recent fiscal years and the subsequent interim period up through the date of engagement of MKC, neither the Registrant nor anyone on its behalf consulted MKC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. Further, MKC has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

The Registrant provided a copy of the foregoing disclosures to MB prior to the date of the filing of this report and requested that MB furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Malone & Bailey, LLP, dated March 9, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2010	Rostock Ventures Corp.

By: /s/ Luis Carrillo
Luis Carrillo,
President & CEO

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